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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported): November 29, 2007

                    IndyMac INDA Mortgage Loan Trust 2007-AR8
                    -----------------------------------------
                         (exact name of issuing entity)
                      Commission File Number of the issuing
                             entity: 333-140726-23

                                IndyMac MBS, Inc.
                                -----------------
            (Exact name of the depositor as specified in its charter)
                          Commission File Number of the
                             depositor: 333-140726

                              IndyMac Bank, F.S.B.
                              --------------------
             (Exact name of the sponsor as specified in its charter)


        Delaware                                               95-4791925
----------------------------                              --------------------
(State or Other Jurisdiction                               (I.R.S. Employer
     of Incorporation)                                    Identification No.)

   155 North Lake Avenue
   Pasadena, California                                         91101
  -----------------------                                     ----------
   (Address of Principal                                      (Zip Code)
     Executive Offices)

Registrant's telephone number, including area code: (800) 669-2300
                                                    --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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|_|   Pre-commencement communications pursuant to Rule 14e-4(c) under the
      Exchange Act (17 CFR 240.14e-4(c))

Section 8     Other Events
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Item 8.01     Other Events.
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      On November 29, 2007, IndyMac MBS, Inc. (the "Company") entered into a
Pooling and Servicing Agreement dated as of November 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as servicer, and Deutsche Bank National Trust Company, trustee (in such capacity, the "Trustee") and supplemental interest trustee (in such capacity, the "Supplemental Interest Trustee"), providing for the issuance of the Company's IndyMac INDA Mortgage Loan Trust 2007-AR8, Mortgage Pass-Through Certificates, Series 2007-AR8 (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

      On November 29, 2007, Deutsche Bank AG, New York Branch, as swap contract counterparty (the "Swap Counterparty") and the Supplemental Interest Trustee, not in its individual or corporate capacity but solely as Supplemental Interest Trustee for the Swap Trust for IndyMac INDA Mortgage Loan Trust 2007-AR8, entered into an interest rate swap contract for the LIBOR Certificates, as evidenced by a confirmation between such parties (the "Swap Confirmation") and a credit support annex (the "Credit Support Annex") thereto. The Swap Confirmation and Credit Support Annex thereto are annexed hereto as Exhibit 10.1 and Exhibit 10.2, respectively.

      On May 30, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement") by and among the Company, as depositor, IndyMac, IndyMac ABS, Inc. and the Swap Counterparty. The Item 1115 Agreement is annexed hereto as Exhibit 10.3.


Section 9  Financial Statements and Exhibits
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Item 9.01  Financial Statements and Exhibits.
           ---------------------------------

(a) Financial statements of businesses acquired.
    --------------------------------------------

         Not applicable.

(b) Pro forma financial information.
    --------------------------------

         Not applicable.

(c) Shell Company Transactions.
    ---------------------------

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         Not applicable.

(d) Exhibits.
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Exhibit No.       Description
----------

4.1 Pooling and Servicing Agreement, dated as of November 1, 2007, by and among the Company, IndyMac, the Trustee and the Supplemental Interest Trustee.

10.1 The Swap Confirmation, dated November 29, 2007, between the Swap Counterparty and the Supplemental Interest Trustee.

10.2 The Credit Support Annex, dated November 29, 2007, between the Swap Counterparty and the Supplemental Interest Trustee.

10.3 The Item 1115 Agreement, dated May 30, 2006, among the Company, IndyMac and the Swap Counterparty.

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                INDYMAC MBS, INC.



                                                By:  /s/ Victor H. Woodworth
                                                     ------------------------
                                                       Victor H. Woodworth
                                                       Vice President


Dated: December 14, 2007

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                                  Exhibit Index

Exhibit
-------

4.1 Pooling and Servicing Agreement, dated as of November 1, 2007, by and among the Company, IndyMac, the Trustee and the Supplemental Interest Trustee.

10.1 The Swap Confirmation, dated November 29, 2007, between the Swap Counterparty and the Supplemental Interest Trustee.

10.2 The Credit Support Annex, dated November 29, 2007, between the Swap Counterparty and the Supplemental Interest Trustee.

10.3 The Item 1115 Agreement, dated May 30, 2006, among the Company, IndyMac and the Swap Counterparty.